Segment disclosure	12 Months Ended
Mar. 31, 2016
Segment Reporting [Abstract]
Segment disclosure

14. Segment disclosure

Effective April 1, 2015, the Company completed a reorganization which merged the existing Education and Enterprise sales and customer service teams into the new Solutions business unit, and established separate sales and customer service teams dedicated to the Company’s new line of products in the kapp business unit. Certain functions that were previously distinct to the individual Education and Enterprise segments were centralized at the corporate level. As a result of only the sales and customer service teams being dedicated to a specific business unit, no discrete financial information is available on a business unit basis. The existing NextWindow segment no longer earns revenue or incurs expenses as it enters the final stage of its wind down. Therefore, the Company no longer has individual business units that meet the criteria of an operating segment, and is now organized and managed as a single reportable operating segment.

Revenue information relating to the geographic locations in which the Company sells products was as follows:

	Year ended March 31,
	2016	2015	2014
Revenue
United States	$194,596	$255,544	$266,610
Canada	29,041	37,852	62,979
Europe, Middle East and Africa	105,846	152,569	167,099
Rest of World	18,997	46,954	92,486

	$348,480	$492,919	$589,174

For fiscal 2016 and fiscal 2015, one distributor accounted for 20% and 16% of total revenue, respectively. For fiscal 2014, no single distributor or reseller accounted for more than 10% of revenues.